Barclays Global Financial Services Conference September 9, 2019 Exhibit 99.1

This presentation contains forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving M&T Bank Corporation’s (“M&T”) expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects”, or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could”, or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections. Forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond M&T’s control, could cause our actual results, events or developments, or industry results to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements and so our business and financial condition and results of operations could be materially and adversely affected. In addition to factors previously disclosed in M&T’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive pressures; the inability to realize cost savings, revenues or other benefits, or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; general economic conditions and weakening in the economy; deteriorating credit quality; political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; changes in accounting policies or procedures; significant litigation; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and other legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Disclaimer

Top 20 US-based, commercial bank holding company Substantial growth from $2 billion in assets in 1983 to $122 billion at June 30, 2019 17,835 employees across 752 domestic branches in eight states and Washington DC 4.1 million customers representing 6.2 million accounts $98 billion of assets under management Lowest percentage credit losses among the large money-center / superregional banks through the financial crisis 1 of only 2 commercial banks (out of 20) in S&P 500 not to reduce dividend M&T has not posted a loss going back to 1976 – 172 quarters All data as of June 30, 2019 Who is M&T Bank Corporation?

Notes: The Efficiency Ratio and Pre-provision Net Revenue are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is available in the appendix. The Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains or losses from securities transactions and merger-related gains). Excludes merger-related gains and expenses and amortization expense associated with intangible assets. Annual and quarterly PPNR to Risk Weighted Assets calculated using average of quarterly reported RWA balances for 2017 and 2018. Average RWA is calculated using the average of year end balances for 2012-2016. For periods prior to 2016, reflects Tier 1 Common ratios under Basel I standards. Key Ratios

M&T’s Business Model – a Historical Perspective Net Interest Margin Source: S&P Global Market Intelligence For MTB, Years prior to 2011 not restated for LIHTC. Refer to appendix for peer group list and GAAP reconciliation. PPNR / RWA NCO / Average Loans Operating Efficiency Ratio M&T NIM D vs. Peer Median 2003-2016 Avg. 19 bps 2Q ‘19 57 bps

Above-average returns with below-average credit losses Strong core deposit funding, with less reliance on higher cost time deposits and wholesale funding Greater share of funding from noninterest deposits Source: S&P Global Market Intelligence and company reports Coloring based on favorable (green) / unfavorable (red) vs. peer median Efficient Balance Sheet Supports Margin and Returns

Balance Sheet Management Initiatives – 2016 to Present Assets: Transitioning loan portfolio to higher-return categories Replacing residential mortgages from Hudson City with commercial and consumer loans Funding: Maintain limited reliance on longer-term, high-cost funding Aggressively reduced time deposit balances through runoff of Hudson City CDs Wholesale funding exposure remains stable at levels below peer average Hedging: Implemented program to reduce net interest income variability in falling or rising rate environments

Focus on Growing Profitable Assets 2016 2017 2018 1H ‘19 2016- 1H ‘19 Chg. Total Earning Assets 3.49% 3.82% 4.33% 4.68% +119 bps Commercial Loans 3.98% 4.34% 4.95% 5.30% +132 bps Consumer Loans 4.54% 4.82% 5.19% 5.52% +98 bps Residential Mortgages, Cash, and Securities 2.83% 2.98% 3.19% 3.39% +55 bps ($ in billions) Earning Assets – Average Balances Earning Asset Yields – Annualized 4% (11%) 7% 2016- 1H ‘19 CAGR Hudson City 2015 Q4 $91 $113 $110 $107 $107 (2%) Total Earning Assets

Stable, Low-Cost Funding… 2016 2017 2018 1H ‘19 2016- 1H ‘19 Chg. Total Interest-bearing Liabilities 0.56% 0.55% 0.78% 1.08% +52 bps Borrowings and Foreign Deposits 2.08% 2.21% 2.71% 3.00% +92 bps Time Deposits 0.84% 0.75% 0.85% 1.44% +60bps Savings and Interest Checking Deposits 0.17% 0.25% 0.41% 0.64% +47 bps Noninterest-bearing Deposits Funding Sources – Average Balances Interest-bearing Liability Costs – Annualized 2016- 1H ‘19 CAGR (3%) (2%) 0% (21%) $60 $76 $70 $68 $70 $27 $30 $33 $32 $30 0% Total Funding $87 $106 $103 $100 $100 (2%) ($ in billions) Hudson City 2015 Q4

…Supported by Deposit Franchise Deposit Composition – M&T and Peers (Average Balances) Source: S&P Global Market Intelligence and company reports Reduced high-cost time deposit share while industry time deposits increased Leading share in core markets provides deposit cost advantage Stable, above-average share of noninterest-bearing deposits Maintain 19 bps deposit cost advantage M&T 2Q / 3Q ‘19 costs affected by servicing-related escrow deposit growth Noninterest- Bearing Time Other Interest- Bearing Higher Cost MTB Peer Aggregate 1.93% 0.87% Avg. Cost (2Q ‘19) 1.53% 0.72% MTB Differentiators Total Deposit Cost Avg. Cost (2Q ‘19)

Total Active Hedges Proactive Hedging Reduces Net Interest Income Variability Hedging program initiated early in interest rate cycle and increased in 1H 2019 Recent increase in notional balance largely driven by forward-starting extensions of current hedges All forward-starting hedges are extensions on active cash flow hedges Average maturity has remained stable near 2 years over last few quarters Source: FactSet Note: (1) Refer to page 32 of M&T Bank Corporation’s 2019 second quarter 10-Q for hedging disclosures $39.2 billion(1) $17.8 bln - Active $21.4 bln – Forward Starting Forward Starting Cash Flow Hedges Notional Hedges ($ in billions) Total Active Hedges/ Earning Assets 5% 6% 7% 7% 7% 8% 7% 17% 17%

Forward Curve-Implied Fed Funds Target Rate1 Uncertain Interest Rate Environment Source: Bloomberg Note: (1) Chart and table shows the upper rate of the Federal Funds target rates. The data is an interpretation of the effective Fed Funds forward curve translated to illustrate the implied path of the Federal Funds target rates. Forward curve as of: 200 basis point decrease in market expectation for year-end 2020 Fed Funds rate since September 2018 Current outlook for three 25 basis point Fed Funds rate reductions during both 2019 and 2020

Understanding M&T's Interest Rate Positioning

($ in billions)

		2Q19 Average Balance	% of Earning Assets	Primarily Floating?[1]	Implied Floating % of Earning Assets
Earning Assets	Commercial Loans[2]	$58.1	54%	✓	64%
	Residential Mortgages	16.7	16%		
	HELOC	4.7	4%	✓	
	Other Consumer Loans	9.6	9%		
	Securities	12.2	11%		
	Cash and Other Earning Assets	6.2	6%	✓	
Funding – Contractual Repricing	Noninterest-Bearing Deposits	30.1	28%		-5%
	Short-term Borrowings & Brokered / Foreign Deposits	5.2	5%	✓	
	Long-term Borrowings[2]	8.3	8%		
Funding – Discretionary Repricing				**Illustrative Beta**	
	Savings & Interest Checking[3]	50.8	47%	10% - 50%	-5% to -27%
	Time Deposits	6.5	6%		
Net Position Prior to Hedges					54% to 32%
Hedges	Swaps on Loans and Borrowings	17.8	17%		-17%
Net Position with Hedges					37% to 15%

Deposit repricing pace may vary depending on market conditions, competitor responses, and time deposit maturities

Resulting NIM impact also depends on timing of LIBOR changes and short-term deposit variability (e.g. trust demand, mortgage escrow)

Notes:
(1) "Primarily Floating" categorization is based on the majority (greater than 50%). For example, a portion of commercial loans are fixed rate balances while a portion of residential mortgages are floating.
(2) The primarily fixed or floating categorization of commercial loans and long-term borrowings excludes the impact of swaps. Hedges are shown independently.
(3) Excluding brokered deposits.

13

M&T Bank Corporation

Low Net Interest Income Volatility Through Cycle Source: S&P Global Market Intelligence and company reports 1. NII volatility excludes periods impacted by acquisitions. NII volatility defined as standard deviation of quarter over quarter percent change in NII. Transient deposit balances, such as trust demand and escrow, have contributed to M&T’s higher NIM volatility in recent years, with more limited impact on NII Net Interest Income and Margin Volatility NIM Volatility Rank 3Q’04 – 2Q’14 0.17% 2 3Q’14 – 2Q’19 0.34% 11

PPNR / RWA Relative to Peers Prudent Investments and Expense Management… Source: S&P Global Market Intelligence and company reports Note: Operating leverage is the difference between the annual growth rate in total operating revenue minus the annual growth rate in operating expenses. Refer to the appendix for reconciliation of GAAP to non-GAAP figures. Operating Leverage 2007-2009: Recession 2013-2014: BSA / Regulatory Investments Positive Operating Leverage Negative Operating Leverage 2011-2012: Wilmington Trust Acquisition / Integration

…Support Top Quartile Profitability Source: S&P Global Market Intelligence Return on Tangible Assets

Cumulative Capital Retained, Dividends and Share Repurchases Deploying Capital Where and When it Makes Sense Source: Federal Reserve Note: Calculated using Net Operating Income, less preferred dividends and discount amortization – see appendix 20% 104% 87% 71% 112% 52% 78% 48% 43% 35% 33% 37% 35% 85% 123% 155% M&T Loan Growth vs. Industry (Difference in Average Growth Rates) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 1H19 Partners Trust Provident Wilmington Trust Hudson City Allfirst Entry into CCAR Higher Growth vs. Industry Lower Growth vs. Industry 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 1H19 112%

M&T Outlook Summary Loan Growth FY 2019 average year-over-year loan growth remains in low single-digit range Mid single-digit commercial and consumer loan growth Partially offset by continued planned runoff of Hudson City residential mortgages Net Interest Income / Margin Continue to expect low single-digit net interest income growth in 2019 over 2018 Net interest margin influenced by the actual path of interest rates Fee Income Trust income growth continues at mid single-digit pace; driven by new business volume Mortgage banking revenues boosted by acquisition of $13bil of owned servicing / $17bil of sub-servicing Expenses Mid-single digit year-over-year expense growth, excluding legal-related provisions & 2Q19 write-down of asset manager Credit Credit conditions and near term loss outlook remain stable Capital Continued capital return consistent with 2019 Capital Plan

Appendix and GAAP Reconciliations

15% Net Operating EPS CAGR 13% Dividend CAGR Earnings & Dividend Growth: 1983 – 1H 2019

Of the largest 100 banks operating in 1983, only 23 remain today. Among the remaining, M&T ranks 1st in stock price growth M&T Bank Corporation…a solid investment (1) 1983 Stock Prices Source: Compustat, Bigcharts.com, and/or Company website

18.2% Annual rate of return since 19801 In the top 30 of the entire universe2 of U.S. based stocks traded publicly since 1980 M&T Bank Corporation…a solid investment $1,373 invested in M&T in 1980 would be worth $1 million as of today CAGR calculated assuming reinvestment of dividends through June 30,2019 Includes 525 U.S. based publicly traded stocks

Reconciliation of GAAP and Non-GAAP Measures

Reconciliation of GAAP and Non-GAAP Measures

BB&T Corporation PNC Financial Services Group, Inc. Comerica Incorporated Regions Financial Corporation Fifth Third Bancorp SunTrust Banks, Inc. Huntington Bancshares Incorporated Zions Bancorporation KeyCorp M&T Peer Group U.S. Bancorp M&T Bank Corporation Citizens Financial Group, Inc.